SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of Commission Only
                                        (as permitted by Rule 14a-6(e)(2))
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           SAZTEC INTERNATIONAL, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):
                              [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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              (4) Proposed maximum aggregate value of transaction:

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                              (5) Total fee paid:
                         ------------------------------
[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.
                          (1) Amount previously paid:

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               (2) Form, Schedule or Registration Statement no.:

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                               (3) Filing Party:

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                                (4) Date Filed:

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

                          PROXY SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF SAZTEC INTERNATIONAL, INC.
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 20, 1997

         The undersigned shareholder of SAZTEC INTERNATIONAL, INC., hereby appoints Thomas K. O'Loughlin, the attorney and proxy, with full power of substitution, to vote for the undersigned all shares of any class of shares of capital stock of SAZTEC INTERNATIONAL, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 20, 1997 at 9:00 A.M. (Eastern time), at the company offices at 43 Manning Road, Billerica, MA, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. The undersigned acknowledges receipt of this proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated January 31, 1997. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked on the right side hereon upon the following matters, and otherwise in their discretion.

   1. ELECTION OF DIRECTORS
        FOR all nominees listed below               WITHHOLD AUTHORITY
        (except as marked to the contrary below)[]    to vote for all nominees
                                                        listed below[]
 (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominees' name in the list below.)

  Robert P. Dunne     Gary N. Abernathy      Lee R. Petillon      Tom W. Olofson
                                Pradeep Barthakur

                      Claus H. Stenbaek    Timothy E. Mahoney

      =         =          =            =            =            =

                            (CONTINUED ON BACK SIDE)

                             (CONTINUED FROM FRONT)

   2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON INTERNATIONAL AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED JUNE 30, 1997

           []FOR           []AGAINST         []ABSTAIN

   3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                                                   IMPORTANT: Please date this
                                                   proxy and sign exactly as
                                                   your name or names appears on
                                                   your stock certificate. If
                                                   stock is held jointly,
                                                   signature should include both
                                                   names. Executors,
                                                   administrators, trustees,
                                                   guardians and others signing
                                                   in a representative capacity
                                                   please give their titles. If
                                                   a corporation, please sign in
                                                   full corporate name by
                                                   president or by authorized
                                                   officer. If a partnership,
                                                   please sign in partnership
                                                   name by authorized person.

                                                   DATED:__________________ 1997


                                                   _____________________________
                                                   SIGNATURE OF STOCKHOLDER

                                                   DATED:__________________ 1997


                                                   _____________________________
                                                   SIGNATURE IF HELD JOINTLY

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.